SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         ESB FINANCIAL CORPORATION
______________________________________________________________________________
             (Exact name of registrant specified in its charter)




    Pennsylvania                     0-19345                     25-1659846
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
incorporation or organization)                           Identification Number)




600 Lawrence Avenue
Ellwood City, Pennsylvania                                         16117
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)








                               (724) 758-5584
______________________________________________________________________________
           (Registrant's telephone number, including area code)



ESB Financial Corporation
Form 8-K
Page 2

Item 5.   Other Events

     The information to be reported herein is incorporated by reference from the press release, dated September 19, 2001, filed as Exhibit 99 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

                 (a)  Not applicable.

                 (b)  Not applicable.

                 (c)  Exhibits.

                      99   Press release dated September 19, 2001.


ESB Financial Corporation
Form 8-K
Page 3

                                  SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ESB Financial Corporation
                                                     _________________________
                                                            (Registrant)



Date: September 19, 2001                By:/s/ Charlotte A. Zuschlag
      __________________                   _________________________
                                           Charlotte A. Zuschlag
                                           President & Chief Executive Officer
                                           (Principal Executive Officer)